Exhibit 10.1

FORM OF SECOND AMENDMENT TO
EXECUTIVE CORPORATE EVENT AGREEMENT

This Second Amendment (the “Amendment”) to the Executive Corporate Event Agreement (the “Agreement”) is made by and between [Shirley Yin/Peter Lee/River Gong/Stephen Welles] (the “Executive”) and Oplink Communications, Inc. (the “Company” and together with the Executive hereinafter collectively referred to as the “Parties”) as of August __, 2011.

WHEREAS, the Parties previously entered into the Agreement, dated ____, which Agreement was amended by the First Amendment dated December __, 2010; and

WHEREAS, the term of the Agreement was set at three (3) years, and the Company and Executive desire to amend the Agreement to extend the term of the Agreement by an additional three (3) years;

NOW, THEREFORE, for good and valuable consideration, Executive and the Company agree to amend the Agreement, as follows:

1. The first clause of Section 1 of the Agreement, which currently reads as follows:

“This Agreement will have a term of three (3) years commencing on the effective date of this Agreement and ending on the third anniversary of such effective date (the “Stated Expiration Date”);”

is hereby amended and restated to read as follows:

“This Agreement will have a term of six (6) years commencing on the effective date of this Agreement and ending on the sixth anniversary of such effective date (the “Stated Expiration Date”);”

2. Jurisdiction and venue in any action to interpret or enforce the terms of this Amendment and the Agreement shall be in the State of California and in the County of Santa Clara of the State of California.  This Amendment and the Agreement shall be governed by the laws of the State of California other than the choice of laws principles of the laws of that state.

3. This Amendment and the Agreement represent the sole agreement of the Parties regarding the subject matter of this Amendment and supersedes any other prior or contemporaneous verbal or written agreements, promises or representations regarding the subject matter of this Amendment. This Amendment and the Agreement may not be modified except by a written instrument signed by both Parties.

IN WITNESS WHEREOF, each of the Parties has executed this Amendment, in the case of the Company by its duly authorized officer, as of the day and year set forth above.

COMPANY	OPLINK COMMUNICATIONS, INC.

By:
Name:
Title:

EXECUTIVE	[NAME]